UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2008

Emerson Electric Co.
(Exact Name of Registrant as Specified in Its Charter)

Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue St. Louis, Missouri	63136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Dec ’07	Jan ’08	Feb ’08
Process Management	+15	+10 to +15	+15
Industrial Automation	+15 to +20	+10 to +15	+10 to +15
Network Power	+10 to +15	+15 to +20	+15 to +20
Climate Technologies	+15	+5 to +10	0 to +5
Appliance and Tools	-5 to 0	-5	-5 to -10
Total Emerson	+10 to +15	+10	+10

February 2008 Order Comments:

Orders growth remained strong at 10 percent for the three months ended February 29, 2008. Strength in the Network Power, Process Management and Industrial Automation business segments led the growth. Favorable currency exchange rates contributed approximately 3 to 4 percentage points to the increase.

Process Management orders remained at high levels, with continued strength from the energy sectors. Strong project activity in all world areas helped drive the order growth rate.

Industrial Automation order growth was driven by strength in the power generating alternator and fluid automation businesses. The orders continued to benefit from the weaker dollar.

Order growth for Network Power remained at high levels led by strength in telecommunications and data-center computing end markets.

Climate Technologies order growth moderated for the three months ended in February. While order growth in Asia remained strong, it was offset by softness in the United States and Europe.

Order trends in the Appliance and Tools segment remained negative as order strength in the non-residential storage and professional tools businesses was more than offset by weakness in the motors, appliance components and residential storage businesses.

Upcoming Investor Events:

On Tuesday, May 6, 2008, Emerson will issue the Company’s second quarter 2008 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: March 27, 2008	By:	/s/ Timothy G. Westman
Timothy G. Westman
Vice President, Associate General Counsel and Assistant Secretary

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